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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated March 2, 1998 relating to the financial statements of Unisign Corporation, Inc. Outdoor Advertising Division, which appears in the Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

                                         /s/  MCGRAIL MERKEL QUINN &
                                        ASSOCIATES

                                        ----------------------------------------
                                           McGrail Merkel Quinn & Associates

Scranton, Pennsylvania
July 13, 1998